Exhibit 99.2

Mustang Bio Announces Closing of $2.5 Million Registered Direct Offering Priced At-the-Market Under Nasdaq Rules

WORCESTER, Mass., June 21, 2024 (GLOBE NEWSWIRE) -- Mustang Bio, Inc. (“Mustang” or the “Company”) (Nasdaq: MBIO), a clinical-stage biopharmaceutical company focused on translating today’s medical breakthroughs in cell therapies into potential cures for difficult-to-treat cancers, today announced the closing of its previously announced registered direct offering priced at-the-market under Nasdaq rules, for the issuance and sale of an aggregate of 6,130,000 of its shares of common stock (or common stock equivalents in lieu thereof) at a purchase price of $0.41 per share (or common stock equivalent in lieu thereof) in a registered direct offering priced at-the-market under Nasdaq rules. In a concurrent private placement, Mustang also issued unregistered warrants to purchase up to an aggregate of 6,130,000 shares of its common stock. The unregistered warrants have an exercise price of $0.41 per share, are exercisable beginning on the effective date of stockholder approval of the issuance of the shares upon exercise of the warrants and will expire five years from the date of stockholder approval.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The gross proceeds to Mustang from the offering are approximately $2.5 million, before deducting the placement agent’s fees and other offering expenses payable by the Company. Mustang currently intends to use the net proceeds from the offering for working capital and general corporate purposes.

The shares of common stock (or common stock equivalents) offered in the registered direct offering (but excluding the unregistered warrants offered in the concurrent private placement and the shares of common stock underlying such unregistered warrants) were offered and sold by the Company pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-279891), including a base prospectus, previously filed with the Securities and Exchange Commission (“SEC”) on May 31, 2024 and declared effective by the SEC on June 12, 2024. The offering of the shares of common stock (or common stock equivalents) in the registered direct offering was made only by means of a prospectus supplement that forms a part of the registration statement. A prospectus supplement and an accompanying base prospectus relating to the registered direct offering was filed with the SEC and is available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying base prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or e-mail at placements@hcwco.com.

The offer and sale of the unregistered warrants in the private placement were made in a transaction not involving a public offering and have not been registered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506(b) of Regulation D promulgated thereunder and, along with the shares of common stock underlying such unregistered warrants, have not been registered under the Securities Act or applicable state securities laws. Accordingly, the unregistered warrants offered in the private placement and the underlying shares of common stock may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About Mustang Bio

Mustang Bio, Inc. is a clinical-stage biopharmaceutical company focused on translating today’s medical breakthroughs in cell therapies into potential cures for difficult-to-treat cancers. Mustang aims to acquire rights to these technologies by licensing or otherwise acquiring an ownership interest, to fund research and development, and to outlicense or bring the technologies to market. Mustang has partnered with top medical institutions to advance the development of CAR-T therapies. Mustang’s common stock is registered under the Securities Exchange Act of 1934, as amended, and Mustang files periodic reports with the SEC. Mustang was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). For more information, visit www.mustangbio.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Such statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions. These forward-looking statements, include, but are not limited to, statements regarding the anticipated use of proceeds from the offering and the receipt of stockholder approval, any statements relating to our workforce reduction and other alternatives, growth strategy and product development programs, including the timing of and our ability to make regulatory filings such as INDs and other applications and to obtain regulatory approvals for our product candidates, statements concerning the potential of therapies and product candidates and any other statements that are not historical facts. Actual events or results may differ materially from those described herein due to a number of risks and uncertainties. Risks and uncertainties include, among other things, risks that any actual or potential clinical trials described herein may not initiate or complete in sufficient timeframes to advance the Company’s corporate objectives, or at all, or that promising early results obtained therefrom may not be replicable, risks related to the satisfaction of the conditions necessary to transfer the lease of the Company’s manufacturing facility to a potential transferee and receive the contingent payment in connection with the Company’s sale of its manufacturing facility in the anticipated timeframe or at all; whether the purchaser of the Company’s manufacturing facility is able to successfully perform its obligation to produce the Company’s products under the manufacturing services agreement on a timely basis and to acceptable standards; disruption from the sale of the Company’s manufacturing facility making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the transaction on the market price of the Company’s common stock; significant transaction costs; the development stage of the Company’s primary product candidates, our ability to obtain, perform under, and maintain financing and strategic agreements and relationships; risks relating to the results of research and development activities; risks relating to the timing of starting and completing clinical trials; uncertainties relating to preclinical and clinical testing; our dependence on third-party suppliers; our ability to attract, integrate and retain key personnel; the early stage of products under development; our need for substantial additional funds; government regulation; patent and intellectual property matters; competition; the ability to execute on strategic or other alternatives; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, subsequent Quarterly Reports on Form 10-Q and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by applicable law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contacts:

Jaclyn Jaffe and Nicole McCloskey

Mustang Bio, Inc.

(781) 652-4500

ir@mustangbio.com

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